UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LIBERTY GLOBAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 12, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

•	Notice / Proxy Statement
•	Annual Report / Summary Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

You can choose to view the above listed documents online or receive a paper or e-mail copy. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before May 29, 2008.

To request material:     Internet: www.proxyvote.com     Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page of this Notice) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HOW TO VOTE
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 11, 2008. Have this Notice in hand when you access the web site and follow the instructions.

Meeting Location
The 2008 Annual Meeting of Stockholders of Liberty Global, Inc. will be held at 10:00 a.m. local time on June 12, 2008,
at:	Marriott Denver South at Park Meadows 10345 Park Meadows Drive Littleton, CO 80124
Only stockholders of record of Series A and Series B common stock as of April 18, 2008, may vote at the meeting or any adjournment thereof.

FOR MEETING DIRECTIONS PLEASE
CALL: 303-925-0004

Voting items
Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors

Nominees:

01 - Michael T. Fries

02 - Paul A. Gould

03 - John C. Malone

04 - Larry E. Romrell

2.	Ratification of the selection of KPMG LLP as the company’s independent auditors for the year ending December 31, 2008.